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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Multi-Link Telecommunications, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Colorado                                             84-1334687
 ---------------------------                               --------------------
 (State of incorporation or                                  (I.R.S. Employer
       organization)                                        Identification No.)


4704 Harlan Street, Suite 420
Lakeside, Colorado                                                 80212
------------------------------                              ------------------
(Address of principal                                            (Zip Code)
  executive offices)

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates: 333-72889

         Securities to be registered pursuant to Section 12(g) of the Act:

                            No Par Value Common Stock
                            --------------------------
                                (Title of Class)

                 Warrants to Purchase No Par Value Common Stock
                 -----------------------------------------------
                                (Title of Class)



                                                           Total Pages  _______


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

         The description of the Registrant's securities is incorporated by reference to Registrant's Registration Statement Number 333-72889.

Item 2.  Exhibits

         The following Exhibits are incorporated by reference to the exhibits specified below that were filed as exhibits to Registration Statement Number 333-72889.


              EXHIBIT NUMBER TO
            REGISTRATION STATEMENT
                NO. 333-72889             DESCRIPTION
                -------------             -----------
                     3.1                  Restated Articles of Incorporation filed on May 18, 1998.

                     3.2                  Amendments  to Restated  Articles of  Incorporation  filed on February 2,
                                          1999.

                     3.3                  Bylaws as amended through January 1, 1999.

                     4.4                  Warrant  Agreement   between  the  Registrant  and  American   Securities
                                          Transfer & Trust, Inc.

                     4.6                  Forms of Lock-Up Agreements.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

         Dated:  April 19, 1999             MULTI-LINK TELECOMMUNICATIONS, INC.,
                                            a Colorado corporation



                                            By:   /s/ NIGEL V. ALEXANDER
                                               ---------------------------------
                                                  Nigel V. Alexander
                                                  Chief Executive Officer



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